Exhibit 10. 3

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT is entered into as of the 21St day of June, 2011, by and among Michael J. Sullivan, Sole Proprietorship, ("Seller"); and Intelligent Highway Solutions, Inc., a Nevada corporation ("Purchaser").

WITNESSETH:

WHEREAS, Seller is a Sole Proprietor ("Seller") located in California; and,

WHEREAS, Seller desires to sell to Purchaser at the Closing, as hereinafter defined, and Purchaser desires to purchase from Seller, certain assets of Seller, only those as described in Exhibit "A" attached hereto, upon and subject to the terms and conditions contained herein; and,

NOW, THEREFORE, IN CONSIDERATION of the premises and of the mutual representations, warranties and covenants which are made and to be performed by the respective parties, it is agreed as follows:

1.   PURCHASE AND SALE OF SELLER'S ASSETS. Subject to all of the terms and conditions of this Agreement, at the Closing, Seller hereby agrees to sell, transfer and convey to Purchaser, and Purchaser agrees to purchase and acquire from Seller, free and clear of all liens, claims, charges, restrictions, security interests, equities, proxies, pledges or encumbrances of any kind, except as otherwise provided herein, the following assets to the extent of Seller's ownership or rights therein (the "Sale Assets"):

SALE ASSETS: All Agreements, Rights, Benefits and Payments relating to contracts with the State of California, which may be more particularly listed on Exhibit "A".

2.   ECONOMIC TERMS AS TO SALE ASSETS.

Debts.    Purchaser shall have the option, but not requirement, upon written notice to Seller, to assume obligations of Seller. Except as expressly provided herein, or as expressly assumed in writing at or before Closing, Purchaser shall not be deemed to have assumed any liabilities, or obligations of Seller.

3.    THE CLOSING.

a.    Closing Date. The closing of the Asset Purchase as to the Sale Assets (the "Closing") shall take place effective this date. The term "Closing" as used herein shall be defined as the date upon which the Closing occurs, or such other date as the parties may in writing agree.

b.    Seller's Conditions to Closing. Seller's obligation to close shall be conditioned upon Purchaser's timely compliance with each of the terms of this Agreement and the accuracy, at and before Closing, of Purchaser's warranties and representations as herein contained.

c.    Purchaser's Conditions to Closing. Purchaser's obligation to close shall be conditioned upon Purchaser having been satisfied at or before Closing, in Purchaser's reasonable discretion, as to each of the following:

i.     Seller's timely compliance with the terms of this Agreement and the accuracy, at and before Closing, of Seller's warranties and representations as herein contained.

d.    Seller's Obligations at Closing. At Closing, Seller shall deliver or cause to be delivered to Purchaser the following instruments and documents on the terms and subject to the conditions set forth in this Agreement, in form and substance reasonably satisfactory to Purchaser and its counsel against delivery of the items specified in Section 6(f):

A.    A Bill of Sale as to the Sale Assets.

B.    The originals of all agreements and documents as to the Sale Assets.

4.    REPRESENTATIONS TO PURCHASER. Seller represents and warrants to Purchaser as follows that the following are true or at the time of Closing shall be true:

a.    Due Execution. The execution and delivery of this Agreement, and the consummation of this transaction by the Seller, are duly authorized, and no further authorization, corporate or otherwise, is necessary on the part of any of them. There are no consents or approvals which any of them require in order to enter into the transactions contemplated hereunder.

b.    Tax Matters. The Seller has duly and timely filed all federal, state, local, and foreign tax returns ((including income, excise, unemployment, social security, occupation, franchise, property, sales and use taxes, import duties or charges, or other assessments and all penalties and interest in respect thereof (collectively "Taxes")), and paid all federal, state, local, and foreign taxes due. There are no tax liens (other than liens for current Taxes not yet due) upon, or which could be asserted in the future upon, any of the Sale Assets.

c.    Debts or Claims. The Seller has no encumbrances, debts, obligations or claims against the Seller's assets that limit the right of the Seller to use or transfer the Sale  Assets, or which would restrict the Purchaser's right to use the Sale Assets after Closing.

d.    Pending Litigation. There is no legal or administrative suit, action, order, decree, arbitration, governmental investigation or other proceeding pending, discussed or threatened, involving the Seller or the Sale Assets

f.    Insurance. There are no insurance claims concerning any of the Sale Assets, pending or which could be filed.

5.   REPRESENTATIONS TO SELLER. Purchaser represents to Seller as follows:

a.    Due Execution. The execution and delivery of this Agreement, and the consummation of this transaction by the Purchaser, are duly authorized, and no further authorization, corporate or otherwise, is necessary on the part of any of them. There are no consents or approvals which any of them require in order to enter into the transactions contemplated hereunder.

b.   Organization, Good Standing and Qualification. The Purchaser is duly organized, existing, and in good standing under the laws of the State of Nevada, and in any other state or jurisdiction where the nature of its business, past, present, or intended, require such qualification. The Purchaser has full corporate power and authority to carry on its business as now conducted and possesses all governmental and other permits, licenses and other authorizations to own, lease or operate its assets and properties as now owned, leased and operated and to carry on its business as presently conducted.

6.    INDEMNITY.

a.   Indemnification by Seller . Seller agrees to defend, indemnify and hold harmless Purchaser and shall reimburse Purchaser for, from and against each claim, loss, liability, cost and expense (including without limitation, interest, penalties, costs of preparation and investigation, and the reasonable fees, disbursements and expenses of attorneys, accountants and other professional advisors) (collectively, "Losses"), directly or indirectly relating to, resulting from or arising out of:

i. any inaccurate representation, breach of warranty or nonfulfillment of any agreement or other obligation by or of Seller contained herein, as to any past, present or future matter, in any Schedule hereto, in any Disclosure Schedule or in any certificate, document or instrument delivered to Purchaser pursuant hereto.

ii. the conduct of the business, operations or assets of the Seller prior to the Closing Date or the actions or omissions of the directors, officers, shareholders, employees or agents of the Seller prior to the Closing Date, other than Losses arising from matters disclosed in this Agreement or expressly reserved against in this Agreement (to the extent of such reserves);

iii. any misrepresentation or nonfulfillment of any covenant, agreement or other obligation by or of Seller contained herein, in any Schedule hereto, in any Disclosure Schedule or in any certificate, document or instrument delivered to Purchaser pursuant hereto;

iv. any Taxes or Assessments owed by Seller; and
v. any other Loss incidental to any of the foregoing or to the enforcement of this Section.

b.Indemnification by Purchaser . Purchaser agrees to defend, indemnify and hold harmless Seller and/or Restaurant Real Property Owner, and shall reimburse each for, from and against Losses directly or indirectly relating to, resulting from or arising out of:

i. any untrue representation, misrepresentation, breach of warranty or nonfulfillment of any covenant, agreement or other obligation by Purchaser contained herein or in any certificate, document or instrument delivered to either pursuant hereto; and

ii. any other Loss incidental to the foregoing or to the enforcement of this indemnification.

7.    SURVIVAL OF REPRESENTATIONS. All representations, warranties, and indemnities by the parties contained in this Agreement shall survive the Closing. All statements contained in any exhibits, or in any certificate, instrument, schedule, list, document or other writing delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties for all purposes of this Agreement.

8.    TAX TREATMENT. The parties agree to file all subsequent tax returns consistently with the terms of this Agreement and any allocation contained herein.

9.    MISCELLANEOUS.

a.    Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective heirs, successors, assigns and legal or personal representatives of the parties hereto. It is understood that the Purchaser may assign some or all of its rights hereunder to one or more other persons or entities.

b.    Entire Agreement. This Agreement, including the exhibits, instruments, lists and other documents and writings referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior discussions, negotiations, agreements and understandings between the parties with respect to its subject matter, and any such are merged herein and barred hereby.

c.   Amendments. This Agreement may be not amended except by a written instrument setting forth as an express purpose the amendment of this Agreement, which written instrument is duly executed by all parties or their respective heirs, successors, assigns or legal personal representatives. This Agreement may be not amended orally, by implication or by conduct. Any condition to a party's obligations hereunder may be waived but only by a written instrument signed by the party entitled to the benefits thereof.

d.    No Waiver. The failure or delay of any party at any time or times to require performance of any provision or to exercise its rights with respect to any provision hereof, shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same.

e.    Headings. The captions, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

f.    Severability. The invalidity of any term or terms of this Agreement shall not affect any other term of this Agreement, which shall remain in full force and effect.

g.    Counterparts. This Agreement may be executed simultaneously in one or more counterparts, with the same effect as if the signatories executing the several counterparts had executed one counterpart, provided, however, that the several executed counterparts shall together have been signed by all parties. All such executed counterparts shall together constitute one and the same instrument.

h.    Time is of the Essence. The parties agree that time is of the essence under this Agreement.

i.    Litigation. Should any litigation arise among the parties in relation to this Agreement, the Closing, the transactions herein contemplated, or matters related thereto, it is understood that the prevailing party shall be entitled to recover in addition to any other remedy at law, any and all of its reasonable costs and expenses, including, but not limited to, reasonable attorney's fees, discovery costs, court reporter costs, transcript costs, expert fees, travel, court costs, and the like.

j.    Controlling Law. Any dispute or disagreement arising under this Agreement shall be solely governed by California law.

k.    Venue. For the purpose of litigation, the sole venue of any such suit shall be the location of the county where the Purchaser is located.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date and year first above written.

SELLER:		PURCHASER:
Michael J. Sullivan Sole Proprietorship		Intelligent Highway SI utions, Inc.
By:	/s/ Micheal J. Sullivan 06/21/11	By:	/s/ Devon Jones 06/21/11
Title:	Owner	Title:	CEO, President

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of SACRAMENTO

On 6/21/11 before me, GREG HIGLEY, NOTARY PUBLIC,
Date — Here Insert Name and Title of the Officer

personally appeared Devon Jones
Michael J. Sullivan,
Name(s) of Signer(s)

GREG HIGLEY
COMM. # 1813208
NOTARY PUBLIC - CALIFORNIA
SACRAMENTO COUNTY
COMM. EXPIRES SEPT. 12, 2012
MGC1

Place Notary Seal Above

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ______________
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Purchase Agreement

Document Date: 6/21/11 Number of Pages: 5

Signer(s) Other Than Named Above: NONE

Capacity(ies) Claimed by Signer(s)

Signer's Name: ______________
☐ Individual
☐ Corporate Officer — Title(s): ______________
☐ Partner — ☐ Limited ☐ General
☐ Attorney in Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ______________

Signer Is Representing: ______________

RIGHT THUMBPRINT OF SIGNER
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Signer's Name: ______________
☐ Individual
☐ Corporate Officer — Title(s): ______________
☐ Partner — ☐ Limited ☐ General
☐ Attorney in Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ______________

Signer Is Representing: ______________

RIGHT THUMBPRINT OF SIGNER
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©2007 National Notary Association • 9350 De Soto Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 • www.NationalNotary.org Item #5907 Reorder: Call Toll-Free 1-800-876-6827

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of SACRAMENTO

On 6/21/11 before me, GREG HIGLEY, NOTARY PUBLIC,
Date — Here Insert Name and Title of the Officer

personally appeared Devon Jones
Name(s) of Signer(s)

Michael J. Sullivan,

GREG HIGLEY
COMM. # 1813208
NOTARY PUBLIC - CALIFORNIA
SACRAMENTO COUNTY
COMM. EXPIRES SEPT. 12, 2012
MGC1

Place Notary Seal Above

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ______________________
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Bill of Sales

Document Date: 6/21/11 Number of Pages: 1

Signer(s) Other Than Named Above: None

Capacity(ies) Claimed by Signer(s)

Signer's Name: ______________________
- ☐ Individual
- ☐ Corporate Officer — Title(s): ______________
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ______________

Signer Is Representing: ______________

RIGHT THUMBPRINT OF SIGNER
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Signer's Name: ______________________
- ☐ Individual
- ☐ Corporate Officer — Title(s): ______________
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ______________

Signer Is Representing: ______________

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

©2007 National Notary Association • 9350 De Soto Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 • www.NationalNotary.org Item #5907 Reorder: Call Toll-Free 1-800-876-6827